SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 15, 1998


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                           1MAGE SOFTWARE, INC.
          (Exact name of registrant as specified in its charter)

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      Colorado              0-12535              84-0866294
(State or other     (Commission File Number)  (I.R.S. Employer
  jurisdiction of                           Identification No.)
   incorporation)

                         6486 South Quebec Street
                         Englewood, Colorado 80111
                 (Address of principal executive offices)

Registrant's telephone number, including area code:  (303) 694-9180

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 15, 1998, after review of the bids solicited from several public accounting firms, the Audit Committee of the Board of Directors of 1mage Software, Inc. (the "Company") approved the engagement of Cribari & Gustafson, LLP as the Company's independent auditors for the year ended December 31, 1997.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on January 19, 1998.

                                   1MAGE SOFTWARE, INC.


                                   By:/s/David R. DeYoung
                                        David R. DeYoung
                                        President